SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 20:-	SUBSEQUENT EVENTS

a.
On February 27, 2018, the Board of Directors resolved to issue to certain of the Company's employees RSU’s exercisable to 89,000 of the Company's ordinary shares, pursuant to the plan. The RSU’s will vest in four equal annual installments over a period of four years, commencing as of date of the grant, at an exercise price of NIS 3.0 per share.

b.
On March 27, 2018, the Board of Directors resolved to issue to the Company's CEO RSU’s exercisable to 120,000 of the Company's ordinary shares, pursuant to the plan. The RSU’s will vest in four equal annual installments over a period of four years, commencing as of date of the grant, at an exercise price of NIS 3.0 per share. The grant is subject to the approval of the general shareholders meeting.